ION Earnings Call – Q2 2013 Earnings Call Presentation August 8, 2013

Earnings Call Introduction Corporate Participants & Contact Information CONTACT INFORMATION If you have technical problems during the call, please contact DENNARD–LASCAR Associates at 713 529 6600. If you would like to view a replay of today's call, it will be available via webcast in the Investor Relations section of the Company's website at www.iongeo.com for approximately 12 months. BRIAN HANSON President and Chief Executive Officer GREG HEINLEIN Senior Vice President and Chief Financial Officer 2

Earnings Call Introduction FORWARD-LOOKING STATEMENTS The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Actual results may vary fundamentally from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission. 3

ION Q2 13 Highlights Revenue Growth 4 Revenues $M 60 80 100 120 140 160 180 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13  Solid revenue growth, Q2 revenues up 15%  Results impacted by a few factors – Morocco 3D program – Slower than expected start to Seabed JV, GeoRXT – Customer consolidation affecting Software revenues – INOVA – slow sales in Q1  Expect earnings to be back-end loaded

Solutions Segment

GeoVentures

- Solutions revenues up 29% 1H 2013, up 23% in Q2
  - Led by New Venture revenues, up 54% in Q2
  - Completed acquisition of first major 3D marine program – long-term strategic value
- Completed two, 2D **BasinSPAN**™ programs – Australia and Suriname
- Completed first two commercial multi-client frac monitors

GeoVentures Revenues – 1H 13



ResSCAN 3D Land Programs
BasinSPAN 2D Marine Programs
BasinSPAN 2D Land Programs

GeoVentures North America Land Programs



Completed ResSCAN Program
ResSCAN Program in Progress
Frac Monitoring Program
Liard
Montney
Heath
Niobrara
San Juan
Mississippi Lime
Cline
Utica
Marcellus

5

Solutions Segment Data Processing  Record revenues of $34 million, up 20% Y/Y  Strong demand in Europe, the Middle East and Gulf of Mexico  Increasing demand for WiBandTM broadband processing technology – 40+ projects complete or underway  Continued international expansion with formal opening of new processing center in Perth, Australia 6 - 5 10 15 20 25 30 35 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Revenues $M Global Data Processing Centers

Financial Overview Q2 13 7 0% 4% 8% 12% Op. Margin % Q2 12 Q2 13 0 10 20 30 40 Q2 12 Q2 13 Adjusted EBITDA $M $- $0.02 $0.04 $0.06 $0.08 Q2 12 Q2 13 Adjusted Diluted EPS Total revenues up 15% Y/Y • Solutions up 23% • Systems up 5% • Software down 19% Overall results affected by several items • $6M – GeoVentures project cost overruns • $4.7M – INOVA JV loss • $1.6M – GeoRXT JV loss • Total EPS impact: $0.07 - 25 50 75 100 125 150 Q2 12 Q2 13 Software Systems Solutions Revenue $M

Solutions Segment Financial Overview – Q2 13 - 10 20 30 40 50 60 70 80 90 100 Q2 12 Q2 13 Revenue by Type $M Data Processing Data Libraries New Ventures 8  Solutions segment revenues up 23% Y/Y – New Ventures up 54% – Data Processing up 20% - record quarter  Operating margins hampered by $6M cost overruns on 3D project  Data Library revenues flat due to licensing round delays  FY 13 Multi-client investment expected to be $120M - $140M 0 10 20 30 40 50 60 2012 2013 Multi-client Investment Year-to-Date $M 0% 5% 10% 15% 20% 25% 30% Q2 12 Q2 13 Op. Margin %

Software Segment Financial Overview – Q2 13 - 2 4 6 8 10 12 Q2 12 Q2 13 Services Software Systems 9 Revenue by Type $M 0% 10% 20% 30% 40% 50% 60% 70% Q2 12 Q2 13 Op. Margin %  Software segment revenues down 19% Y/Y  Demand for 4D optimization services continues to grow – near- record services revenues  Operating margins decreased due to decline in Orca® and Gator ® sales

Systems Segment Financial Overview – Q2 13 - 10 20 30 Q2 12 Q2 13 Towed Streamer Equipment OBC Other 10 Revenue by Type $M 0% 1% 2% 3% 4% 5% 6% 7% Q2 12 Q2 13 Op. Margin %  Systems segment revenues up 5% Y/Y  Operating margins increased due to reductions in R&D spend  Continue to invest in our seabed technology

INOVA Geophysical Financial Overview - 10 20 30 40 50 60 70 Q2 12 Q2 13* Revenues $M 11 *Forecast - 10 20 30 40 50 60 Q1 12 Q1 13 Revenues $M Q1 2013 – In ION Q2 Results • Revenues of $22.1 million with an operating loss of ($8.5) million • Delivered 15,000 channels of G3i • Sold 12 UniVibs • BGP represented 64% of Q1 revenue **ION to share in 49% of these results. Q2’13 estimates are unaudited. Q2 2013 – In ION Q3 Results • Estimated revenues of $65 to $67 million with operating income of $2 to $3 million** • Vehicle sales of 26 Vibrator trucks and 15 UniVibs • Additional 32,000 channels of G3i delivered to BGP, over 100,000 total • Sold additional 21,000 channels of Hawk

Financial Overview Cash Flow SUMMARIZED CASH FLOW $ Thousands Q2 12 Q2 13 Cash from Operations $ 28,698 $ 23,542 Working Capital 4,835 (29,461) Multi-client Investment (28,054) (20,233) PP&E Capital Expenditures (3,122) (4,994) Free Cash Flow 2,357 (31,146) Notes Issuance (Net) - 71,019 Other Investing & Financing (6,171) 3,053 Net Cash Flow (3,814) 42,926 Cash & Cash Equivalent (Beginning of Period) 87,096 66,575 Cash & Cash Equivalent (End of Period) $ 83,282 $ 109,501 12

0 100 200 300 400 500 600 700 Net Debt** LT Debt Equity 0 100 200 300 400 500 600 700 Capital Employed* $M Capital Book Value $M Cash Net Fixed Assets Multi-Client Data Library Goodwill & Equity in INOVA ** Net Debt = Debt less Cash $184M $227M $110M Other Working Capital 13 $225M $67M Q2 13 Q1 13 $105M Q1 13 Q2 13 *Total Assets less Current Liabilities $74M $38M Financial Overview Balance Sheet as of June 30, 2013

Summary of Legal Contingency  In June, the Judge entered Order: • Rejected jury’s finding of willfulness and denied WG’s motion for enhanced damages. • Denied ION’s post-verdict motions that challenged infringement findings and the damages amount. • Once judgment entered, ION to appeal to the US Court of Appeals for the Federal Circuit.  Non-cash impact to Q2 13 of $(71.5) million (after-tax charge) or $(0.45) per share.  Have obtained commitment from sureties for surety bonds up to $122 million to support the appeal. 14 93 13 14 25 45 65 85 105 125 Interest & Other Reasonable Royalty Lost Profits $ Millions

GeoVentures

Growing in New Markets

- Announced alliance with Polarcus for 3D multi-client programs
  - ION access to world-class seismic fleet
  - Leverages ION's ~400,000 km of 2D BasinSPANS
  - Alliance complements Polarcus' budding multi-client business
- 3D land **ResSCAN**™ addressing sub-surface pain points
- New land programs cover nearly 500 sq mi with high customer underwriting



Polarcus

&





ROOT CAUSE OF FRAC JOBS NOT MEETING PERFORMANCE EXPECTATIONS
FAILURE TO UNDERSTAND SUBSURFACE
73%
POOR FRAC DESIGN
18%
DOWNHOLE EQUIPMENT/ TOOLS
14%
INEXPERIENCED CREWS / HUMAN ERROR
13%
SURFACE EQUIPMENT
12%
GEL NOT BROKEN UP
1%
0%
20%
40%
60%
80%
PERCENT OF SAMPLE WITH JOBS NOT MEETING EXPECTATIONS
Welling & Company

15

Data Processing  Geographic growth in Southeast Asia, the Middle East and Russia  Organic growth in Northern Europe, Houston and Denver  ResSCAN 3D processing to drive organic growth in North America 16 Global Data Processing Centers

Software Adapting to a Changing Market 17  Limited growth in traditional software revenue – due to reductions in vessels in operation  Continue to grow services – actively planning 2014 4D services projects  New growth will come from E&P customers  Will launch new NarwhalTM integrated ice management system at SEG in September

Systems Segment Changing Marine Seismic Landscape Consolidation of the Marine Seismic Fleet • 75% of market controlled by top 3 players, 90% of vessels by top 5 players • Top 3 developing proprietary vertically-integrated offerings • Current course has resulted in significant contraction of our customer base for our towed streamer equipment • ION installed new divisional leadership • Focus on improving profitability 18 0 25 50 75 100 125 150 175 200 225 250 CGG WG PGS PLCS DOLP COSL BGP Other Streamers by Co. (3D6+) Operating Newbuild Big 3 with 75% of streamer capacity… 0 3 6 9 12 15 18 21 24 CGG WG PGS PLCS DOLP COSL BGP Other Seismic Vessels by Co. (3D6+) Newbuild Operating … and largest 5 with 90% of vessels Source: Pareto

Seabed Market Update 19 * Un-awarded projects exceed $1.8B 2013 -16 Seabed Seismic Outlook  Remain committed to Seabed product line  Seabed market continues to grow -- over $300M of contracts recently awarded  Assisting GeoRXT JV to expand internationally  Will maintain 30% ownership until backlog develops  Seabed JV losses to continue through remainder of 2013 0 200 400 600 800 1000 1200 2006 2007 2008 2009 2010 2011 2012 2013e2014e Seabed Acquisition Services Expenditure $M OBC ROV Node Node on a Rope Unknown 20062013e: OBS revenues +286%, market share 613%

20 • Strategy remains sound • Focused on shifting from equipment sales to leveraging our technologies for the benefit of oil companies • Growth to be led by Solutions segment • Software segment growth to come from E&P solutions • Systems business refocused on seabed services market Conclusion

Q&A 21

22